UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2006
CORVEL CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-19291 (Commission File Number)	33-0282651 (IRS Employer Identification No.)

2010 Main Street, Suite 600, Irvine, California (Address of Principal Executive Offices)		92614 (Zip Code)
Registrant’s telephone number, including area code (949) 851-1473
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     On August 14, 2006 (the “Notice Date”), CorVel Corporation (the “Company”) advised Grant Thornton LLP (“Grant Thornton”) that it was dismissed as the Company’s independent registered public accounting firm. The Company’s Audit Committee approved the dismissal of Grant Thornton on August 14, 2006. The Audit Committee will immediately commence a search for a new accounting firm.
     Grant Thornton’s report on the Company’s consolidated financial statements for the fiscal years ended March 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that (i) Grant Thornton’s report for the fiscal year ended March 31, 2006 contained an adverse opinion on the effectiveness of the Company’s internal control over financial reporting because of material weaknesses and (ii) Grant Thornton’s report for the fiscal year ended March 31, 2005 contained the following statement: “Since management was unable to complete its assessment of internal control over financial reporting as of March 31, 2005, and we were unable to apply other procedures to satisfy ourselves as to the effectiveness of the Company’s internal control over financial reporting, the scope of our work was not sufficient to enable us to express, and we did not express, an opinion on either management’s assessment or on the effectiveness of the Company’s internal control over financial reporting in our report dated July 15, 2005.”
     During the two year period ended March 31, 2006, and for the period from April 1, 2006 through the Notice Date, there have been no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of such disagreements in connection with the issuance of its report on the Company’s financial statements.
     Under Item 304(a)(1)(v)(A) of Regulation S-K promulgated by the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended, Grant Thornton has advised the Company of material weaknesses in the Company’s internal controls identified by management and reported on the Company’s Form 10-K and 10-Q filed on June 30, 2006 and August 14, 2006 respectively. The Company’s Audit Committee has discussed these material weaknesses with Grant Thornton and management has authorized Grant Thornton to respond fully to the inquiries of the successor accountant about these material weaknesses.
     In connection with the filing of this Current Report on Form 8-K, Grant Thornton was provided with a copy of this disclosure and was requested by the Company to furnish to the Company a letter addressed to the SEC stating whether Grant Thornton agrees with the statements made by the Company set forth above in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which Grant Thornton does not agree. Grant Thornton has furnished a letter addressed to the SEC dated August 16, 2006, a copy of which is attached hereto as Exhibit 16.1.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired
     Not Applicable
     (b) Pro Forma Financial Information
     Not Applicable
     (c) Shell Company Transactions
     Not Applicable
     (d) Exhibits

Exhibit No.	Description
16.1	Letter of Grant Thornton LLP dated August 16, 2006, addressed to the Securities and Exchange Commission

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION (Registrant)
Dated: August 17, 2006	/s/ V. GORDON CLEMONS
V. Gordon Clemons
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
16.1	Letter of Grant Thornton LLP dated August 16, 2006, addressed to the Securities and Exchange Commission